Notes and Other Receivables Net	9 Months Ended	12 Months Ended
	Sep. 30, 2022	Dec. 31, 2021
Notes and Other Receivables Net
Notes and other receivables, net

6. Notes and other receivables, net

	September 30, 2022	December 31, 2021
Upfront payment	$5,650,000	$5,650,000
Promissory note receivable	389,816	543,560
Other receivable	-	1,200,000
Total notes receivable	6,039,816	7,393,560
Less allowance for credit losses	(5,650,000)	(2,660,943)
Note receivable	$389,816	$4,732,617

7. Notes receivable

Notes receivable is comprised of the following:

	December 31, 2021	December 31, 2020
Upfront payment (i)	$5,650,000	$—
Promissory note receivable (ii)	543,560	—
Other receivable (iii)	1,200,000	—
Receivable from Sponsor (iv)	—	24,977,765

Total notes receivable	7,393,560	24,977,765
Less allowance for credit losses (i)	(2,660,943)	—

Note receivable	$4,732,617	$24,977,765

(i)

In May 2021, the Company entered into a series of arrangements to obtain the rights to four acres of land that is licensed for outdoor grow (the “Arrangement”). The purchase price for the Arrangement is $6,000,000 in cash (subject to holdbacks), shares with an estimated value of $2,500,000 to be issued when the transaction closes and up to 1,309,263 shares subject to earnouts. The upfront payment of 5,650,000, net of holdbacks of $350,000, is secured by a non-interest-bearing promissory note. The holdback amount will be paid on the first anniversary of the closing of the transaction. The closing of the transaction is dependent on the satisfaction of various conditions, which have not been met to date. In the event that the transaction does not close, the promissory note will be repaid to the Company. The outstanding balance of this note matures and is due and payable in full on the earlier of June 1, 2022 or five business days after the termination of the transaction. As there is uncertainty as to whether the transaction will close, the Company recorded an allowance for credit losses of $2,660,943 related to the upfront payment.

The Company also entered into a cultivation and supply agreement for a period of three years, with the option to extend for two additional one-year terms under the same contractual terms. As part of the agreement, the Company has a minimum purchase commitment of 12,000 lbs per growing period of conforming cannabis as defined in the cultivation and supply agreement, equal to approximately $3,500,000.

(ii)

During the year ended December 31, 2021, the Company disposed of its non-THC business. As part of the proceeds received, the Company entered into a promissory note. The note is unsecured, bearing interest at 2% per annum and payable in 5 equal quarterly instalments beginning on July 31, 2021. During the year ended December 31, 2021, the Company received $374,984 representing two payments.

(iii)

During the year ended December 31, 2021, the Company was successful in a legal matter and agreed to a settlement of $2,200,000, of which $1,000,000 was received prior to December 31, 2021. The remaining settlement is to be received in full by December 2022 based on an agreed upon payment schedule.

(iv)

As at December 31, 2020, other receivable was comprised of a cash account held by the Subversive Capital Sponsor LLC (the “Sponsor”) for the benefit of the Company. During the year ended December 31, 2021, the private placement closed, and the cash account held by the Sponsor was transferred to the Company.